Exhibit 10.2

CF INDUSTRIES HOLDINGS, INC.

2014 EQUITY AND INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms as defined in the CF Industries Holdings, Inc. 2014 Equity and Incentive Plan (the “Plan”).  Please review this Non-Qualified Stock Option Award Agreement and promptly return a signed copy to Wendy Jablow Spertus in order to render the grant effective.

1.                                      NOTICE OF STOCK OPTION GRANT

[Name]

You (the “Optionee”) have been granted an option to purchase shares of the Company’s Stock, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant
Exercise Price per Share
Number of Shares Subject to the Option	[# Shares]
Type of Option	Non-Qualified Option (NQSO)
Term/Expiration Date	Tenth anniversary of the Date of Grant, unless earlier terminated as provided in the Plan and/or this Award Agreement

Vesting Schedule:

Subject to accelerated vesting upon a Change in Control or otherwise as set forth herein or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following schedule (the “Vesting Schedule”):

Date	Portion of Total Shares Exercisable
On or after the first anniversary of the Date of Grant	33 1/3% (the “First Installment”)
On or after the second anniversary of the Date of Grant	66 2/3% (the “Second Installment”)
On or after the third anniversary of the Date of Grant	100% (the “Third Installment”)

2.                                      AGREEMENT

a.                                      Grant of Option.

The Company hereby grants to the Optionee an Option to purchase the number of shares of Stock at the exercise price per share set forth in Section 1 (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. This Option shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

b.                                      Exercise of Option.

(a)                                 Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule and the applicable provisions of the Plan and this Award Agreement.  Unless otherwise determined by the Committee, this Option shall only become exercisable on the dates set forth in the Vesting Schedule.

(b)                                 Method of Exercise. This Option is exercisable by delivery of an option exercise notice, in the form specified by the Company (the “Exercise Notice”), which will be provided to the Optionee separately by the Plan’s administrator.  The Exercise Notice shall be accompanied by payment of the aggregate exercise price for all shares of Stock for which the Option is being exercised (“Exercised Shares”).  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate exercise price.

(c)                                  Method of Payment.

Payment of the aggregate Exercise Price of the Exercised Shares shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i)                                                             cash; or

(ii)                                                          delivery of shares of Stock previously owned by the Optionee (for a period of at least six months) having a Fair Market Value equal to or less than the aggregate exercise price for such Exercised Shares; or

(iii)                                                       under a “broker cashless exercise” program implemented by the Company in connection with the Plan; or

(iv)                                                      the Optionee’s written authorization for the Company to withhold shares of Exercised Shares having a Fair Market Value equal to or less than the aggregate exercise price for such Exercised Shares.

c.                                       Withholding.

The Company or a Subsidiary shall withhold all applicable taxes or other amounts required by law from all amounts paid or delivered in respect of the Option.  The Optionee may satisfy the withholding obligation by paying the amount of any taxes in cash or, shares may be withheld from the Exercised Shares to satisfy the obligation in full or in part.  The amount of the tax withholding and the number of shares to be withheld shall be determined by the Committee with reference to the Fair Market Value of the Stock when the withholding is required to be made.  If shares are withheld, such shares shall have a Fair Market Value equal to or less than the minimum statutorily required withholding obligation.

d.                                      Non-Transferability of Option.

Unless otherwise determined by the Committee, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.  The terms of the Plan and this Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

e.                                       Term of Option/Termination of Employment or Service.

(a)                                 Unexercisable Options. Except as specifically set forth below, if the Optionee’s employment with the Company is terminated for any reason, and if the Committee does not determine otherwise, any portion of the Option that has not become exercisable in accordance with the Vesting Schedule shall immediately be forfeited and shall terminate.

(b)                                 Termination for Cause. If the Optionee’s employment with the Company terminates for Cause (as defined below), then the Option shall immediately terminate, regardless of whether or not it has become exercisable.

(c)                                  Termination for Death.  If the Optionee dies while in the employment of the Company, then the outstanding portion of this Option shall become fully exercisable and Employee’s estate or the person who acquires the Option by will or the laws of descent and distribution or otherwise, may exercise the Option for one year following the date of Optionee’s death.  At the end of such period the Option shall immediately terminate.

(d)                                 Termination for Disability.  If the Optionee’s employment with the Company terminates as a result of Disability (as defined below), then this Option shall become fully exercisable and the Optionee, his guardian or estate, as the case may be, may exercise the Option for one year following the date of Optionee’s termination of employment.  At the end of such period the Option shall immediately terminate.

(e)                                  Termination for Ordinary Retirement.  If the Optionee’s employment with the Company terminates as a result of an Ordinary Retirement (as defined below), then the Optionee (or any individual authorized to act on the

Optionee’s behalf) may exercise the Option, to the extent it was exercisable on the date of Optionee’s Ordinary Retirement, for four years following such date. At the end of such period the exercisable portion of the Option shall immediately terminate.

(f)                                   Special Retirement.  If the Optionee’s employment with the Company terminates as a result of a Special Retirement (as defined below) and the date of such Special Retirement occurs at least one year following the Grant Date, then (i) the Option shall continue to vest following such Special Retirement as if the Optionee had remained employed through the entire Vesting Schedule and (ii) the Optionee (or any individual authorized to act on the Optionee’s behalf) may exercise the Option, to the extent it has become exercisable (either before or following the Special Retirement), for four years following the date of the Optionee’s Special Retirement.  At the end of such four-year period following the date of such Special Retirement, the Option shall no longer be exercisable and shall immediately terminate.  For the avoidance of doubt, to the extent the Optionee’s employment with the Company terminates as a result of a Special Retirement prior to the first anniversary of the Grant Date, the Option shall be forfeited and shall immediately terminate as of the date of such Special Retirement.

(g)                                  Other Terminations.  If the Optionee’s employment with the Company terminates for any reason other than those set forth in (b) through (f) above, then the Optionee (or anyone acting on Optionee’s behalf) may exercise the Option, to the extent it was exercisable as of the date of Optionee’s termination of employment, for 90 days following the date of Optionee’s termination of employment.  At the end of such period the exercisable portion of the Option shall immediately terminate.

(h)                                 Employment Relationship.  For purposes of this Award Agreement, Optionee shall be considered to be in the employment of the Company so long as Optionee remains as an employee or consultant for either the Company or an affiliate of the Company or for a corporation (or an affiliate thereof) that assumes or substitutes a new option for this Option. An Optionee shall not be considered to be in the employment of the Company if the affiliate which employs the Optionee ceases to be an affiliate of the Company. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee or its delegate, as appropriate, and such determination shall be final.  For the avoidance of doubt and solely for purposes of this Award Agreement, an Optionee who enters into an agreement with the Company to transition directly from an employment relationship into a consulting relationship shall not, unless otherwise determined by the Committee, be deemed to have terminated employment upon such transition from an employment relationship into a consulting relationship.  In the event of such a transition, the Option shall continue to be exercisable and eligible to vest in accordance with its terms, as if no termination had occurred, for so long as such consulting relationship remains in effect.  The continued existence of the consulting relationship shall be determined by the Committee or its delegate and the continued vesting and exercisability of the Option shall not be construed for any other purpose to mean the Optionee remains employed with the Company following such transition.

(i)                                     Maximum Term.  Notwithstanding anything to the contrary, the Option shall in no case be exercisable on or following the expiration date set forth in Section 1.

(j)                                    Change in Control.  In addition to becoming fully vested upon a Change in Control (but only if the Optionee has an employment or consulting relationship (as described in Section 2(e)(h) above) with the Company at such time or has retired pursuant to a Special Retirement), this Option, to the extent outstanding at the time of the Change in Control, shall remain exercisable until the tenth anniversary of the Date of Grant.  For the avoidance of doubt, except as set forth in the prior sentence, if the Optionee’s employment and/or consulting relationship with the Company has terminated prior to the time of a Change in Control, the Optionee will not be entitled to any additional vesting or the extension of an exercise period as a result of the Change in Control.

(k)                                 Resumption of Employment Relationship.  If, following the time an Optionee experiences a termination of employment for purposes of this Award Agreement, the Optionee is rehired or otherwise retained by the Company or a Subsidiary, such rehiring or retention will not affect the Optionee’s rights under this Award Agreement, which become fixed at the time of the termination of employment.  For the avoidance of doubt, any such re-hiring or subsequent retention of the Optionee shall not have the effect of reinstating forfeited portions of the option or extending the exercise period of any then-outstanding portion of the Option.

For purposes of this Award Agreement:

“Cause” shall have the meaning ascribed to such term in the Optionee’s individual employment, severance or other agreement with the Company or, if the Optionee is not party to such an agreement, “Cause” shall mean (i) dishonesty in the performance of the Optionee’s duties or (ii) the Optionee’s malfeasance or misconduct in connection with the Optionee’s duties or any act or omission which is injurious to the Company or its Subsidiaries or affiliates, monetarily or otherwise, each as determined by the Committee in its sole discretion.

“Disability” shall have the meaning ascribed to such term in the Optionee’s individual employment, severance or other agreement with the Company or, if the Optionee is not party to such an agreement, “Disability” shall mean Optionee’s inability because of ill health, physical or mental disability, to perform Optionee’s duties for a period of 180 days in any twelve month period.

“Ordinary Retirement” shall mean the Optionee’s termination of employment, other than for Cause, death or Disability, following the attainment of the Optionee of at least age sixty, which does not constitute a Special Retirement.

“Special Retirement” shall mean the Optionee’s termination of employment, other than for Cause, death or Disability, following the attainment of the Optionee of at least age sixty with five (5) years of continuous service with the Company as of the date of such termination of employment, provided that, if the Optionee is, at the time of such termination of employment, subject to the reporting requirements of Section 16 of the Exchange Act, the Optionee has provided the Company with at least six months prior written notice of the Optionee’s termination of employment and that notice has been accepted by the Committee.

f.                                        Entire Agreement; Governing Law.

The Plan is incorporated herein by reference.  The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Company and the Optionee.  If there is a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan shall govern. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

g.                                       No Guarantee of Continued Service.

The Optionee acknowledges and agrees that this Award Agreement, the transactions contemplated hereunder and the Vesting Schedule do not constitute an express or implied promise of continued engagement as an employee or as a service provider for any period and shall not interfere with the Optionee’s right or the Company’s right to terminate the Optionee’s relationship as an employee or as a service provider at any time, with or without Cause.

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By the Optionee’s signature and the signature of the Company’s representative below, the Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement.  The Optionee has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement.  The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Award Agreement. You further agree to notify the Company upon any change in your residential address shown below.

OPTIONEE	CF INDUSTRIES HOLDINGS, INC.

Signature	By: Wendy Jablow Spertus
Title: Sr. Vice President, Human Resources